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          CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (the "Funds"), each a series of J.P. Morgan Fleming Mutual Fund Group.

I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.


/s/ George C.W. Gatch
--------------------------
George C.W. Gatch
President

August 24, 2004
--------------------------
Date


This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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          CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (the "Funds"), each a series of J.P. Morgan Fleming Mutual Fund Group.


I, Stephanie J. Dorsey, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.


/s/ Stephanie J. Dorsey
--------------------------
Stephanie J. Dorsey
Treasurer

August 24, 2004
--------------------------
Date


This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.